UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 25 2005

 CIRCUIT RESEARCH LABS, INC.

(Exact name of registrant as specified in its chapter)

Arizona	0-11353	86-0344671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1302 W. Drivers Way Tempe, Arizona 85284
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (480) 403-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Phillip T. Zeni, Sr., has resigned as Chief Operating Officer of the Company, effective July 25, 2005, in order to serve in the newly created position of Executive Vice President of Mergers and Acquisitions.  No replacement as Chief Operating Officer has been named.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2005	CIRCUIT RESEARCH LABS, INC.

	By:	/s/ Robert McMartin
Robert McMartin
Vice President and Chief Financial Officer

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